UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 6, 2020

Meeting Information
CME GROUP INC.	Meeting Type: Annual Meeting
For holders as of: March 9, 2020
Date: May 6, 2020 Time: 10:00 a.m., Central Time
Location: CME Group Auditorium
20 South Wacker Drive
Chicago, IL 60606

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We currently intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation; we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments and health officials may impose or recommend. In the event we determine it is not possible or advisable to hold our annual meeting in person, we will publicly announce alternative arrangements for the meeting as promptly as practicable before the meeting, which may include holding the meeting solely by means of remote communication (i.e., a virtual-only annual meeting). Please monitor our website at www.cmegroup.com for updated information. If you are planning to attend our meeting, please check the website prior to the meeting date.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE PROXY STATEMENT CME GROUP 2019 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To attend the CME Group annual meeting, please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the following page. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Voting Items

The Board of Directors recommends votes “FOR”
Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Timothy S. Bitsberger

1c.	Charles P. Carey

1d.	Dennis H. Chookaszian

1e.	Bryan T. Durkin

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	Daniel G. Kaye

1k.	Phyllis M. Lockett

1l.	Deborah J. Lucas

1m.	Terry L. Savage

1n.	Rahael Seifu

1o.	William R. Shepard

1p.	Howard J. Siegel

1q.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2020.

3.	Advisory vote on the compensation of our named executive officers.

Voting Items

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Timothy S. Bitsberger

1c.	Charles P. Carey

1d.	Dennis H. Chookaszian

1e.	Bryan T. Durkin

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	Daniel G. Kaye

1k.	Phyllis M. Lockett

1l.	Deborah J. Lucas

1m.	Terry L. Savage

1n.	Rahael Seifu

1o.	William R. Shepard

1p.	Howard J. Siegel

1q.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2020.

3.	Advisory vote on the compensation of our named executive officers.

The Board of Directors is not providing recommendations on Proposal 4.

4.	Election of Three Class B-1 Directors

Vote “FOR” up to three nominees to be elected to the Board of Directors.

4a. Steve A. Beitler (SAB)

4b. Bradley S. Glass (BRAD)

4c. William W. Hobert (WH)

4d. Patrick J. Mulchrone (PJM)

4e. Robert J. Tierney Jr. (RJT)

Voting Items

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Timothy S. Bitsberger

1c.	Charles P. Carey

1d.	Dennis H. Chookaszian

1e.	Bryan T. Durkin

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	Daniel G. Kaye

1k.	Phyllis M. Lockett

1l.	Deborah J. Lucas

1m.	Terry L. Savage

1n.	Rahael Seifu

1o.	William R. Shepard

1p.	Howard J. Siegel

1q.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2020.

3.	Advisory vote on the compensation of our named executive officers.

The Board of Directors is not providing recommendations on Proposal 4.

4.	Election of Two Class B-2 Directors

Vote “FOR” up to two nominees to be elected to the Board of Directors.

4a. Michael G. Dennis (MKI)

4b. Dante A. Federighi (DNT)

4c. Yra G. Harris (YRA)

4d. Patrick W. Maloney (PAT)

4e. Ronald A. Pankau (PAN)

Voting Items

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Timothy S. Bitsberger

1c.	Charles P. Carey

1d.	Dennis H. Chookaszian

1e.	Bryan T. Durkin

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	Daniel G. Kaye

1k.	Phyllis M. Lockett

1l.	Deborah J. Lucas

1m.	Terry L. Savage

1n.	Rahael Seifu

1o.	William R. Shepard

1p.	Howard J. Siegel

1q.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2020.

3.	Advisory vote on the compensation of our named executive officers.

The Board of Directors is not providing recommendations on Proposal 4.

4.	Election of One Class B-3 Director

Vote “FOR” one nominee to be elected to the Board of Directors.

4a. Elizabeth A. Cook (LZY)

4b. Spencer K. Hauptman (SPNC)

Voting Items

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Timothy S. Bitsberger

1c.	Charles P. Carey

1d.	Dennis H. Chookaszian

1e.	Bryan T. Durkin

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	Daniel G. Kaye

1k.	Phyllis M. Lockett

1l.	Deborah J. Lucas

1m.	Terry L. Savage

1n.	Rahael Seifu

1o.	William R. Shepard

1p.	Howard J. Siegel

1q.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2020.

3.	Advisory vote on the compensation of our named executive officers.